UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Laurie D. Neat

Capital International, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Rob Helm, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006-2009

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM Annual report for the year ended June 30, 2014

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Emerging Markets Growth Fund is a U.S.-domiciled open-end interval fund and redeems on a monthly basis, as more fully described in its prospectus.

Contents

1	Letter to investors
2	20 largest equity holdings
8	Investment portfolio
16	Financial statements
18	Notes to financial statements

Fellow investors:

Emerging markets rallied as investors appeared to adjust to the reduction in the U.S. Federal Reserve’s quantitative easing program and markets such as India and China pressed ahead with reforms. For the reporting period, the value of Emerging Markets Growth Fund rose 12.69%, with distributions reinvested, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI) gained 14.31%.

Market review

Emerging markets stocks overcame concerns about political instability in several markets to end the reporting period sharply higher. Indian stocks rallied 31%* amid investor enthusiasm surrounding the country’s new Prime Minister Narendra Modi, who won mid-May elections with the largest majority in 30 years, fueling hopes for change following years of political gridlock. India’s stock market bounced back from a mid-2013 rout that was spurred by concerns about a slowing economy, rising inflation, a deteriorating current account deficit and the depreciating rupee. Materials and infrastructure-related stocks recorded some of the strongest gains, lifted by expectations for better growth prospects and industry-specific reforms.

The MSCI China IMI climbed 16% despite worries about less robust economic growth, a slowing property market and potential defaults in the country’s shadow banking sector. Investors seemed to weigh the government’s ability to balance the economy after it unveiled an extensive reform package in November, including sweeping measures to encourage private investment in state-run enterprises, liberalize the financial sector and increase social benefits. In the first half of 2014, authorities announced targeted initiatives to help

*	Unless otherwise noted, country and sector returns are based on MSCI IMI indices, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

For periods ended June 30, 2014, with distributions reinvested

	Cumulative
	total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund	2.57%	12.69%	-2.84%	6.97%	12.15%	14.77%
MSCI Emerging Markets IMI[2,3]	6.48	14.31	-.27	9.52	12.15	11.39	[4]
MSCI Emerging Markets Index[3,5]	6.14	14.31	-.39	9.24	11.94	11.32	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987 to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio is 0.73% as of the most recent fiscal year-end, and is 0.77% including “Acquired Fund” fees and expenses.

Emerging Markets Growth Fund	1

loosen credit conditions, shore up falling home prices and support economic growth. Manufacturing showed signs of improvement by the end of the period, with the HSBC Purchasing Managers’ Index rising to 50.7 in June from a final reading of 49.4 in May — the first expansion since December 2013.

Technology stocks bolstered markets in South Korea and Taiwan, which climbed 24% and 20%, respectively. But worries about inflationary pressures in Indonesia and a record current account deficit hurt the country’s stock market. The MSCI Indonesia IMI fell 15%; rising political uncertainty ahead of July elections further weighed on equities. Meanwhile, Thai stocks ended slightly lower amid violent protests seeking to oust Prime Minister Yingluck Shinawatra; Thailand’s parliament was dissolved in December, followed by a military coup in May. Philippine stocks trailed the broader market, rising only 7% after the country was devastated by Typhoon Haiyan in early November.

Brazilian equities advanced 12% despite concerns about sluggish GDP growth and anxieties leading up to October elections. The central bank continued to raise the key Selic lending rate (to 11% in April), but indicated that the hike would most likely be the last in a tightening cycle that has lifted rates by 375 basis points since April 2013. Inflation in Brazil reached the upper limits of the central bank’s target, climbing above 6% by the end of June.

Russian stocks gained 7%. Tensions with Ukraine escalated in early 2014, with a rapid series of events rattling markets, including the ouster of Ukrainian Prime Minister Viktor Yanukovych in February. Russia’s subsequent annexation of Crimea in March further worried investors as it triggered economic sanctions by the U.S. and Europe. But the market recovered some momentum later in the period as Ukraine underwent successful elections in May, and Russia secured a landmark 30-year $400 billion gas agreement with China after almost a decade of negotiations. The Russian ruble lost 4% against the U.S. dollar during the 12-month reporting period. The situation in Ukraine remains fluid, with the Ukrainian military vying for control of territory held by pro-Russian separatists, and ongoing political tension between Russia and the U.S. and European Union.

Turkish stocks fell 4% as concerns about a corruption scandal involving President Erdogan’s cabinet erupted in December and the Turkish lira slid against the U.S. dollar. Turkey’s central bank surprised markets by lowering its key interest rate a total of 125 basis points in May and June in an effort to bolster the economy following emergency rate hikes earlier in the year.

20 largest equity holdings

	Percent of net assets as of 6/30/14	Price change for the 12 months ended 6/30/14*
Hyundai Mobis	2.2%	17.4%
Samsung Electronics	2.1	10.9
Bharti Airtel	2.0	14.1
Yandex	1.9	29.0
ICICI Bank	1.9	30.6
Bangkok Bank	1.7	-9.6
China Mengniu Dairy	1.5	29.3
Hypermarcas	1.4	33.8
China Overseas Land & Investment	1.4	-7.5
MediaTek	1.4	45.5
Melco Crown Entertainment	1.4	59.7
AIA Group	1.3	18.7
Beijing Enterprises	1.3	31.4
Taiwan Semiconductor Manufacturing	1.3	14.4
Oil Search	1.3	29.0
China Pacific Insurance	1.3	10.6
Samsonite International	1.3	36.9
Delta Electronics	1.2	59.9
Wynn Macau	1.2	44.9
Infosys	1.2	28.7
Total	30.3%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

		Percent of net assets			MSCI EM IMI[1]	Value of holdings 6/30/14
	6/30/12	6/30/13	12/31/13	6/30/14	6/30/14	(in thousands)
Asia-Pacific
China	16.9%	18.2%	19.3%	21.3%	18.4%	$1,389,074
Hong Kong	3.7	3.5	7.0	7.5	—	487,042
India	8.1	9.0	8.7	12.6	6.8	819,570
Indonesia	2.3	2.0	1.4	1.8	2.6	116,567
Malaysia	2.9	3.7	3.1	3.1	4.0	206,010
Pakistan	.1	—	—	—	—	—
Philippines	1.0	.9	.9	.8	1.0	53,282
Singapore	.7	.7	.8	.9	—	58,244
South Korea	11.3	10.0	9.9	9.2	15.6	602,890
Taiwan	6.3	5.7	4.9	5.3	13.3	346,918
Thailand	1.2	2.0	1.8	2.1	2.4	135,188
	54.5	55.7	57.8	64.6	64.1	4,214,785

Latin America
Argentina	—	—	—	.3	—	15,222
Brazil	7.3	7.1	7.9	6.9	10.2	453,436
Chile	.4	1.3	1.2	1.1	1.5	70,135
Colombia	—	.4	—	—	.9	—
Mexico	3.4	3.5	3.4	3.4	4.8	222,263
Peru	.2	—	—	.1	.4	8,190
	11.3	12.3	12.5	11.8	17.8	769,246

Eastern Europe and Middle East
Czech Republic	.3	—	—	—	.2	—
Greece	—	—	—	.3	.8	21,994
Hungary	.2	—	—	—	.2	—
Israel	.4	.7	.6	.6	—	35,965
Oman	.3	.4	.5	.4	—	28,102
Poland	1.4	.7	—	—	1.6	—
Russia	7.9	7.0	6.9	6.8	4.8	441,184
Saudi Arabia	1.2	.1	—	—	—	—
Turkey	.7	.4	.4	—	1.7	—
United Arab Emirates	.4	.2	.3	.3	.5	22,431
Qatar	—	—	—	—	.5	—
	12.8	9.5	8.7	8.4	10.3	549,676

Africa
Egypt	—	—	—	—	.3	—
Morocco	.1	.1	—	—	—	—
South Africa	2.6	1.2	1.1	1.9	7.5	125,166
	2.7	1.3	1.1	1.9	7.8	125,166

Other markets[2]
Australia	.9	1.1	1.0	1.3		84,821
Austria	.2	.3	.4	.4		29,596
Canada	.9	1.0	1.3	1.5		96,423
Italy	.2	.2	.2	.2		16,521
Luxembourg	—	.8	1.2	—		—
Netherlands	.3	.6	.8	.7		43,767
Switzerland	.1	—	.5	.6		36,536
United Kingdom	3.8	3.5	3.1	2.6		171,711
United States of America	1.6	3.1	2.5	2.3		148,427
	8.0	10.6	11.0	9.6		627,802

Multinational	.3	.4	.3	.4		25,224
Other[3]	4.8	4.9	4.9	—		—
Other assets less liabilities (including short-term securities and forward currency contracts)	5.6	5.3	3.7	3.3		214,555
Total net assets	100.0%	100.0%	100.0%	100.0%		$6,526,454

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Includes investments in companies incorporated in the region that have significant operations in emerging markets.
[3]	Includes securities in initial period of acquisition.

Emerging Markets Growth Fund	3

Portfolio review*

The fund’s investments in the materials sector lifted returns. Shares of First Quantum Minerals jumped 44.18% as the diversified miner benefited from expectations for an improving global outlook. The company also continued to acquire new copper projects during the reporting period, following its purchase of Canadian metals producer Inmet Mining and its $6.4 billion Cobre Panama project in early 2013. Meanwhile, investments in several Indian steelmakers rose sharply amid hopes that the newly elected government would implement reforms in support of domestic manufacturing.

Stock selection in consumer companies further helped results. Hong Kong-listed gaming firms such as Melco Crown Entertainment and Wynn Macau rose substantially as mass-market revenues bolstered earnings for both companies. Shares of Melco Crown and Wynn Macau advanced 59.70% and 44.87%, respectively, despite worries about increased regulation and a slowdown in VIP revenues. Shares of Samsonite International climbed, with the global luggage maker further expanding its business in Asia; Samsonite has also benefited from increased travel demand as wealthier travelers from the emerging markets spend more time abroad. China Mengniu Dairy shares also rose sharply; the country’s largest dairy producer continued to expand its businesses in yogurt and baby formula via partnerships with developed-market firms.

The choice of industrials stocks had a positive impact on returns, with investments in China proving particularly helpful. Shares of gas distributor Beijing Enterprises rose, buoyed by strong profits; investors also seemed to anticipate that the firm would benefit from strong long-term gas demand in China amid rapid urbanization and an increased focus on anti-pollution policies. Fund investments in smaller globally oriented industrial firms in China and Taiwan helped as these companies expanded overseas business in areas such as plastics production and pneumatics used in machine tools in the automotive and electronics industries.

Investments in a few technology companies that supply parts for smartphone production and industrial automation also lifted results, but limited exposure to several Asian internet providers that rallied sharply held back relative returns.

Several investments in the financial sector declined, with Chinese real estate firms such as China Overseas Land & Investment and China Resources Land falling amid worries about weakness in the country’s property market. Rising political instability in Thailand weighed on Bangkok Bank.

The fund’s investments in a few smaller oil exploration and production firms, including Cobalt International Energy and Ophir Energy, fell. Several oil

*	Securities mentioned in the portfolio review make up the following percent of net assets: First Quantum Minerals (1.06%), Cobalt International Energy (1.06%), China Resources Land (0.92%), Ophir Energy (0.39%). The percent of net assets for other securities listed can be found in the top 20 holdings chart.

	12 months ended 6/30/14		6 months ended 6/30/14
Percent change in key markets†	Expressed in U.S. dollars	Expressed in local currency	Expressed in U.S. dollars	Expressed in local currency
Asia-Pacific
China	15.7%	15.6%	-.6%	-.6%
India	31.1	32.7	24.6	21.1
Indonesia	-14.9	1.6	20.6	17.5
Malaysia	5.3	7.1	3.7	1.7
Philippines	6.5	7.6	20.1	18.1
South Korea	24.0	9.8	4.8	.5
Taiwan	20.4	20.0	10.7	10.9
Thailand	-0.3	4.3	17.5	16.1

Latin America
Brazil	11.9	11.6	10.1	2.8
Chile	-13.7	-5.5	-1.0	4.3
Colombia	10.2	7.3	13.3	10.2
Mexico	7.6	7.2	1.5	.6
Peru	11.9	11.9	13.1	13.1

Eastern Europe and Middle East
Czech Republic	22.1	22.5	7.8	8.8
Hungary	-12.5	-12.7	-4.0	.7
Poland	25.4	14.3	1.9	2.5
Russia	7.5	10.7	-5.5	-2.7
Turkey	-4.0	5.5	19.4	17.8
Greece	59.4	51.4	6.2	6.9
United Arab Emirates	57.6	57.5	15.2	15.2
Qatar	25.1	25.2	12.4	12.4

Africa
Egypt	65.7	68.6	18.0	21.2
South Africa	20.8	29.4	9.3	11.0

Emerging Markets Growth Fund	12.7%		2.6%

Country returns are based on MSCI IMI data and reflect dividends net of withholding taxes.

†	The market indices, compiled by MSCI, are unmanaged and, therefore, have no expenses.

4	Emerging Markets Growth Fund

equipment and services providers also declined amid concerns about reduced capital expenditures by large energy firms.

Outlook

Emerging markets stocks have regained momentum in recent months as several countries have begun to adopt reforms and the global economy has shown signs of strengthening. Economic growth in emerging markets should improve on the whole, with the International Monetary Fund forecasting GDP growth of 5.2% for developing economies in 2015 compared with a forecast of 4.6% for 2014. From an even longer term perspective, developing markets have less debt than developed markets and more ample foreign reserves — as well as the added benefit of younger populations, a burgeoning middle class and increased urbanization to help foster economic progress.

Several developing market countries still face elections in the upcoming year, and economic improvements are likely to proceed at an uneven pace. In general, investors seem more willing to reward markets where governments are adopting supportive longer term economic and fiscal policies, while avoiding those that face greater potential for geopolitical risk and appear less inclined to carry out significant change.

At the corporate level, return on equity for emerging markets continues to outpace that in the developed world, demonstrating that many companies are allocating capital effectively. Relatively low valuations also reflect concerns about slower-than-expected earnings growth and less rapid economic expansion in some emerging markets. We expect to see earnings improvements given the outlook for global growth and some acceleration in developing world economic activity. This environment is likely to provide a fertile hunting ground for investment opportunities.

The fund continues to have significant exposure to China and Hong Kong, which comprise nearly 30% of total net assets. China’s government seems to be managing the need to sustain reasonable levels of economic growth via targeted measures, while carrying on with longer term reforms to establish more of a consumer-led economy. Furthermore, the Shanghai and Hong Kong stock exchanges agreed to allow investors in Hong Kong and the mainland to buy and sell stocks on both exchanges beginning in October as part of a major move to open up China’s capital markets. Against this backdrop, managers believe that China offers a number of attractive company-specific opportunities in select areas of the market.

The fund emphasizes companies that stand to profit from cleaner energy and waste disposal along with other sectors that support a better quality of life for residents. Businesses that are poised to benefit from the rise of a more sophisticated Asian consumer, including several entertainment, auto and travel-related firms, also feature prominently. In addition, managers are investing in smaller export-oriented companies in the Chinese industrials sector that are likely to gain from better global growth.

Elsewhere in Asia, managers are finding more compelling opportunities in India. While the new government is likely to face substantial challenges in its efforts to execute new reform initiatives, the country appears likely to benefit from improved economic growth prospects, higher employment and robust infrastructure expansion. Managers are focusing on a few financial companies that should be helped by these developments. They are also finding value in firms that seem well positioned to reap the rewards of greater infrastructure spending and rising capital expenditures in industries such as steel, water treatment, power supply and engineering.

Brazil continues to face significant hurdles, including a sluggish economy, high inflation, political uncertainty ahead of October elections and investor concerns about policymaking. Fund holdings include a few stocks that are likely to provide strong long-term returns; among these are several banks that managers believe are poised to navigate a difficult environment, as well as select industrials and materials firms. In Russia, the fund emphasizes a few companies with robust growth prospects that are trading at attractive valuations.

From a broad sector perspective, financials stocks made up about 22% of the fund’s total net assets as of June 30; the fund emphasizes local banks that are growing as well as larger regional institutions in Asia. Economically sensitive sectors such as consumer discretionary and industrials have constituted a significant portion of total net assets, comprising 15% and 13%, respectively, by the end of the period. Among commodities stocks, managers have become more interested in a few attractively valued metals producers that should be supported by more promising demand and supply constraints in their respective industries. Investments in the technology and telecommunications sectors are focused on companies that supply cutting-edge components for smartphone production and industrial automation, as well as wireless and diversified telecom providers with compelling dividend yields.

We are enthusiastic about opportunities in the emerging markets and look forward to reporting to you in another six months.

Sincerely,

Victor D. Kohn

President

August 20, 2014

Emerging Markets Growth Fund	5

The value of a long-term investment

How a $100,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. This chart shows how a $100,0001 investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 — the inception of the MSCI Emerging Markets (EM) Index — through June 30, 2014, the end of the fund’s latest fiscal year.

As you can see, the $100,000 would have grown to $3,449,204. This is significantly more than the $2,034,111 generated by the unmanaged MSCI EM Index.

Total returns

(with all distributions reinvested for periods ended June 30, 2014)	Cumulative total returns	Average annual total returns
1 year	12.69%	12.69%
5 years	40.04	6.97
10 years	214.89	12.15

Results are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

[1]	The minimum initial investment for EMGF is $100,000.
[2]	Values are based on a $100,000 investment with distributions reinvested.
[3]	Returns for the MSCI Emerging Markets Index were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and, therefore, have no expenses.
[4]	For the period December 31, 1987 (inception of the MSCI EM Index), through June 30, 1988. EMGF began operations on May 30, 1986.

6	Emerging Markets Growth Fund

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc. one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

Emerging Markets Growth Fund	7

Investment portfolio June 30, 2014

Sector diversification	unaudited

	Equity securities
	Common stocks	Convertible stocks		Bonds & notes		Percent of net assets
Financials	21.8%	—%		—	%*	21.8%
Consumer discretionary	14.9	—		—	*	14.9
Industrials	12.9	—		—		12.9
Information technology	11.2	—		—		11.2
Materials	8.6	—		—		8.6
Consumer staples	6.8	—		—	*	6.8
Energy	6.4	—		—		6.4
Telecommunication services	4.6	—		—		4.6
Health care	3.6	—	*	—		3.6
Utilities	3.3	—		—		3.3
Other	2.6	—		—		2.6
	96.7%	—	%*	—	%*	96.7

Short-term securities						2.7
Other assets less liabilities (including forward currency contracts)						.6
Net assets						100.0%

*	Amount rounds to less than .1%.

Equity securities

Asia-Pacific 64.6%	Shares	Value (000)
China 21.3%
Anhui Conch Cement Co. Ltd.	7,228,654	$18,314
Anhui Conch Cement Co. Ltd. (Hong Kong)	2,507,000	8,604
Bank of China Ltd. (Hong Kong)	158,438,724	70,936
Baoxin Auto Group Ltd. (Hong Kong)	30,820,500	26,007
Beijing Enterprises Holdings Ltd. (Hong Kong)	9,241,000	87,457
China Everbright International Ltd. (Hong Kong)	35,934,000	51,371
China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	39,390,600	26,225
China Longyuan Power Group Corp., Ltd. (Hong Kong)	15,046,000	16,326
China Mengniu Dairy Co. (Hong Kong)	21,146,000	97,812
China Modern Dairy Holdings Ltd. (Hong Kong)[1]	72,872,000	28,677
China Overseas Grand Oceans Group, Ltd. (Hong Kong)	9,390,100	5,815
China Overseas Land & Investment Ltd. (Hong Kong)	37,058,000	89,891
China Pacific Insurance (Group) Co., Ltd.	3,727,343	10,686
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	20,652,800	72,881
China Resources Land Ltd. (Hong Kong)	32,673,000	59,778
China Shenhua Energy Co., Ltd.	392,200	919
China Shineway Pharmaceutical Group Ltd. (Hong Kong)	3,765,000	6,607
China Unicom Ltd. (Hong Kong)	39,451,836	60,982
China Yongda Automobiles Services Holdings Ltd. (Hong Kong)	7,602,500	6,749
CSR Corp. Ltd. (Hong Kong)	51,647,000	38,850
EVA Precision Industrial Holdings Ltd. (Hong Kong)	55,058,000	12,645

8	Emerging Markets Growth Fund

	Shares	Value (000)
First Tractor Co. Ltd. (Hong Kong)	11,974,000	$7,848
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)[1]	1,019,572	166
Goodbaby International Holdings Ltd. (Hong Kong)	26,428,000	13,026
Guangdong Investment Ltd. (Hong Kong)	7,308,000	8,430
Haitian International Holdings Ltd. (Hong Kong)	20,953,000	48,933
Hefei Rongshida Sanyo Electric Co., Ltd.	5,399,904	11,296
Honghua Group Ltd. (Hong Kong)	69,068,000	17,110
Industrial and Commercial Bank of China Ltd.	10,092,300	5,514
Industrial and Commercial Bank of China Ltd. (Hong Kong)	60,510,708	38,256
Jiangsu Hengli Highpressure Oil Cylinder Co., Ltd.	7,316,586	10,919
Jiangsu Hengrui Medicine Co., Ltd.	2,344,925	12,531
Lenovo Group Ltd. (Hong Kong)	31,702,000	43,276
Longfor Properties Co., Ltd. (Hong Kong)	35,380,000	43,595
MicroPort Scientific Corp. (Hong Kong)[1]	11,374,000	7,338
Mindray Medical International Ltd. (ADR)	483,100	15,218
Minth Group Ltd. (Hong Kong)	25,130,000	48,831
New Oriental Education & Technology Group, Inc. (ADR)	983,600	26,134
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	10,885,300	7,402
Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)[1]	43,311,000	9,612
Shandong Weigao Group Medical Polymer Co., Ltd. (Hong Kong)	7,661,800	7,483
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	5,366,000	11,161
Shenguan Holdings Group Ltd. (Hong Kong)	45,800,000	19,324
Sino Biopharmaceutical Ltd. (Hong Kong)	19,544,000	15,836
Sinofert Holdings Ltd. (Hong Kong)[1]	105,644,000	14,312
Tencent Holdings Ltd. (Hong Kong)	363,500	5,544
Want Want China Holdings Ltd. (Hong Kong)	4,527,000	6,507
Weichai Power Co., Ltd. (Hong Kong)	14,211,040	54,916
Zhongsheng Group Holdings Ltd. (Hong Kong)	42,784,000	55,754
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)[1]	8,316,500	25,270
		1,389,074
Hong Kong 7.5%
AIA Group Ltd.	17,447,000	87,681
ASM Pacific Technology Ltd.	1,290,000	14,098
Cheung Kong Infrastructure Holdings Ltd.	6,089,000	41,992
Chow Sang Sang Holdings International Ltd.	5,273,800	13,201
Galaxy Entertainment Group Ltd.	5,533,000	44,262
Hilong Holding Ltd.	12,984,000	6,450
Jardine Matheson Holdings Ltd.	122,800	7,283
Melco Crown Entertainment Ltd. (ADR)	2,480,500	88,579
Samsonite International SA	25,161,900	82,949
SJM Holdings Ltd.	5,085,000	12,741
Stella International Holdings Ltd.	2,608,000	7,083
VTech Holdings Ltd.	301,600	4,008
Wynn Macau, Ltd.	19,558,400	76,715
		487,042

Emerging Markets Growth Fund	9

Equity securities (continued)
Asia-Pacific (continued)	Shares	Value (000)
India 12.6%
Apollo Hospitals Enterprise Ltd.	1,715,286	$28,378
Apollo Hospitals Enterprise Ltd. (GDR)[2]	239,100	3,956
Bajaj Auto Ltd.	454,706	17,511
Bharat Electronics Ltd.	380,971	13,626
Bharti Airtel Ltd.[1]	23,244,588	130,204
Cox and Kings Ltd. (GDR)	269,809	954
CRISIL Ltd.	104,294	3,107
Emami Ltd.	1,343,943	11,347
Glenmark Pharmaceuticals Ltd.	4,045,616	38,347
HDFC Bank Ltd.	4,592,698	62,734
HDFC Bank Ltd. (ADR)	7,100	332
Housing Development Finance Corp. Ltd.[1]	3,290,853	54,308
ICICI Bank Ltd.[1]	2,004,666	47,268
ICICI Bank Ltd. (ADR)	1,573,100	78,497
Info Edge (India) Ltd.	868,557	9,733
Infosys Ltd.	1,409,688	76,304
ITC Ltd.	1,509,680	8,159
Jain Irrigation Systems Ltd.	1,822,511	3,626
Jain Irrigation Systems Ltd. (DVR)	342,509	475
Kotak Mahindra Bank Ltd.	911,299	13,387
Larsen & Toubro Ltd.	363,600	10,287
Steel Authority of India Ltd.	20,960,118	33,089
Sun Pharmaceutical Industries Ltd.	4,898,933	56,035
Tata Steel Ltd.	7,415,494	65,148
Tech Mahindra Ltd.	378,479	13,542
Thermax Ltd.	331,403	5,174
United Spirits Ltd.	206,824	8,239
VA Tech Wabag Ltd.	1,168,663	25,803
		819,570

Indonesia 1.8%
PT Agung Podomoro Land Tbk	325,451,700	7,687
PT Bank Mandiri (Persero) Tbk, Series B	28,659,592	23,510
PT Bank Rakyat Indonesia (Persero) Tbk	32,355,700	28,180
PT Elang Mahkota Teknologi Tbk	44,456,400	21,000
PT Surya Citra Media Tbk	119,675,000	36,190
		116,567

Malaysia 3.1%
Bumi Armada Bhd.	41,637,600	44,088
CIMB Group Holdings Bhd.	28,512,485	64,999
Genting Bhd.	4,990,100	15,525
Genting Bhd., warrants, expires 12/18/18[1]	2,194,675	1,962
IHH Healthcare Bhd.	22,237,700	30,334
IJM Corp. Bhd.	19,773,354	41,259
Naim Cendera Holdings Bhd.	4,742,000	6,335
StemLife Bhd.	10,645,350	1,508
		206,010

10	Emerging Markets Growth Fund

	Shares	Value (000)
Philippines 0.8%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000)[1,3]	724,790	$—
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000)[1,3]	241,431	—
Energy Development Corp.	111,951,924	16,158
International Container Terminal Services, Inc.	12,668,258	32,215
Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)[1,3]	68,631,450	—
SM Investments Corp.	262,590	4,909
		53,282
Singapore 0.9%
CapitaRetail China Trust	7,132,560	8,466
KrisEnergy Ltd.[1]	10,391,000	6,750
Olam International Ltd.	7,905,868	16,358
Olam International Ltd., warrants, expires 1/29/18[1,2]	433,783	278
Yoma Strategic Holdings Ltd.	46,026,000	26,392
		58,244
South Korea 9.2%
AMOREPACIFIC Corp.	10,564	15,912
Daum Communications Corp.	231,200	26,735
Hana Financial Group Inc.	1,103,790	40,909
Hyundai Engineering & Construction Co., Ltd.	451,872	25,724
Hyundai Mobis Co., Ltd.	514,353	144,373
Hyundai Motor Co.	280,044	63,520
Korea Electric Power Corp.	1,278,710	47,140
LG Household & Health Care Ltd.	46,878	21,104
LG Uplus Corp.	1,920,370	17,499
OCI Co. Ltd.[1]	299,851	50,973
Orion Corp.	11,369	10,416
Samsung Electronics Co., Ltd.	21,062	27,519
Samsung Electronics Co., Ltd. (GDR)[2]	171,928	111,066
		602,890
Taiwan 5.3%
AirTAC International Group	2,779,810	29,932
CTCI Corp.	19,302,000	33,422
Delta Electronics, Inc.	10,588,348	77,131
MediaTek Inc.	5,246,000	88,728
Merida Industry Co., Ltd.	1,046,000	6,937
Taiwan Cement Corp.	8,297,000	12,560
Taiwan Semiconductor Manufacturing Co. Ltd.	20,246,568	85,779
Yungtay Engineering Co., Ltd.	5,227,000	12,429
		346,918
Thailand 2.1%
Advanced Info Service PCL	1,250,400	8,476
Bangkok Bank PCL, nonvoting depository receipt	18,792,500	111,753
Kasikornbank PCL, nonvoting depository receipt	2,379,800	14,959
		135,188

Emerging Markets Growth Fund	11

Equity securities (continued)

Latin America 11.8%	Shares	Value (000)
Argentina 0.3%
Grupo Financiero Galicia SA, Class B	5	$—
YPF Sociedad Anónima, Class D (ADR)	465,800	15,222
		15,222

Brazil 6.9%
Banco Bradesco SA, preferred nominative (ADR)	4,585,830	66,586
Banco BTG Pactual SA, units	1,121,800	17,465
BRF SA, ordinary nominative	202,175	4,886
BRF SA, ordinary nominative (ADR)	580,900	14,122
CCR SA, ordinary nominative	3,690,800	30,068
Cia. Energética de Minas Gerais – CEMIG, preferred nominative (ADR)	577,000	4,610
Gerdau SA (ADR)	7,538,000	44,399
Hypermarcas SA, ordinary nominative[1]	10,333,800	90,032
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,585,614	65,941
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	2,310,000	27,109
Oi SA, ordinary nominative	82,536	78
Oi SA, ordinary nominative (ADR)	254,256	246
QGEP Participações SA, ordinary nominative	6,024,300	24,539
TIM Participações SA, ordinary nominative	1,128,500	6,599
TIM Participações SA, ordinary nominative (ADR)	71,900	2,087
Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative[1]	4,006,000	13,743
Vale SA, Class A, preferred nominative	394,700	4,707
Vale SA, Class A, preferred nominative (ADR)	282,000	3,356
Vale SA, ordinary nominative (ADR)	702,800	9,298
Wilson Sons Ltd. (BDR)	1,334,100	21,133
		451,004

Chile 1.1%
Enersis SA	16,189,523	5,469
Enersis SA (ADR)	1,941,550	32,715
Inversiones La Construcción SA	1,948,202	23,526
Ripley Corp SA	12,800,419	8,425
		70,135

Mexico 3.4%
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	4,852,954	64,205
Fibra Uno Administración, SA de CV	11,855,700	41,370
Grupo Comercial Chedraui, SAB de CV, Class B	2,453,300	8,583
Grupo Famsa, SAB de CV, Class A1	3,020,131	3,906
Grupo Financiero Inbursa, SAB de CV	6,369,340	18,892
Grupo Sanborns, SAB de CV, Series B1	8,522,500	15,713
Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B-1[1]	21,708,144	63,584
Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	3,019,466	5,949
Urbi, Desarrollos Urbanos, SA de CV (Mexico)[1]	1,046,737	61
		222,263

Peru 0.1%
Graña y Montero SAA (ADR)	454,000	8,190

12	Emerging Markets Growth Fund

Eastern Europe and Middle East 8.4%	Shares	Value (000)
Greece 0.3%
Eurobank Ergasias SA1	24,029,281	$12,141
Jumbo SA1	601,638	9,853
		21,994

Israel 0.6%
Bezeq – The Israel Telecommunication Corp. Ltd.	14,725,664	27,593
Shufersal Ltd.	2,567,201	8,372
		35,965

Oman 0.4%
bank muscat (SAOG)	15,444,678	27,279

Russia 6.8%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $5,815,000)[3,4,5,6]	11,783,118	37,136
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,114,000)[3,4,5]	23,512,961	41,966
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $17,957,000)[1,3,4,5,6]	19,872,252	21,857
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $31,012,000)[1,3,4,5,6]	33,991,738	42,728
Etalon Group Ltd. (GDR)	232,262	1,031
Etalon Group Ltd. (GDR)[2]	301,420	1,337
Globaltrans Investment PLC (GDR)	249,985	2,862
New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000)[1,3,5]	5,247,900	2,735
OAO TMK (GDR)	445,005	4,317
OJSC Alrosa[1]	37,574,769	46,229
OJSC Magnit	29,300	7,641
OJSC Magnit (GDR)	177,810	10,491
OJSC MegaFon (GDR)[1]	74,300	2,340
OJSC Moscow Exchange[1]	9,593,013	19,045
OJSC Rosneft Oil Co. (GDR)[1]	5,141,100	37,607
OJSC Rostelecom[1]	1,488,022	3,780
OJSC Rostelecom (ADR)[1]	616,448	9,463
OJSC Rostelecom, preference shares[1]	1,169,283	2,104
OJSC Surgutneftegas[1]	8,674,425	7,149
Sberbank of Russia[1]	5,018,180	12,481
Yandex NV, Class A1	3,560,200	126,885
		441,184

Turkey 0.0%
Aktaş Elektrik Ticaret AŞ1	4,273	—

United Arab Emirates 0.3%
DP World Ltd.	1,138,619	22,431

Africa 1.9%
South Africa 1.9%
Barloworld Ltd.	2,237,432	21,301
Discovery Ltd.	407,623	3,724
Mr Price Group Ltd.	188,285	3,201
MTN Group Ltd.	1,154,320	24,312
Naspers Ltd., Class N	225,748	26,576

Emerging Markets Growth Fund	13

Equity securities (continued)

Eastern Europe and Middle East (continued)	Shares	Value (000)
South Africa (continued)
Shoprite Holdings Ltd.	2,707,900	$39,212
Telkom SA SOC Ltd.[1]	1,591,800	6,840
		125,166

Other markets 9.6%
Australia 1.3%
Oil Search Ltd.	9,302,241	84,821

Austria 0.4%
Vienna Insurance Group	552,924	29,596

Canada 1.5%
Centerra Gold Inc.	4,354,000	27,461
First Quantum Minerals Ltd.	3,224,633	68,962
		96,423

Italy 0.2%
Tenaris SA (ADR)	350,400	16,521

Netherlands 0.7%
Fugro NV, depository receipts	764,398	43,767

Switzerland 0.6%
Dufry AG1	200,991	36,536

United Kingdom 2.6%
Anglo American PLC	109,917	2,690
Glencore PLC[1]	7,541,352	42,016
Global Ports Investments PLC (GDR)	716,349	7,701
Global Ports Investments PLC (GDR)[2]	1,651,654	17,755
Ophir Energy PLC[1]	6,702,262	25,269
Petra Diamonds Ltd. (CDI)[1]	2,149,150	6,926
PZ Cussons PLC	648,066	3,843
SABMiller PLC	150,303	8,715
Sedibelo Platinum Mines Ltd.[1]	16,963,500	10,966
Standard Chartered PLC	1,540,682	31,481
Tullow Oil PLC	982,318	14,349
		171,711

United States of America 2.3%
AES Corp.	913,256	14,201
Arcos Dorados Holdings Inc., Class A	3,287,000	36,814
Cobalt International Energy, Inc.[1]	3,752,793	68,864
Ctrip.com International, Ltd. (ADR)[1]	135,773	8,695
MercadoLibre, Inc.	208,100	19,853
		148,427

Multinational 0.4%
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $16,375,000)[3,4,5,6]	50,616,424	21,163
International Hospital Corp. Holding NV, Class A (acquired 9/25/97, cost: $8,011,000)[1,3,4]	609,873	268
International Hospital Corp. Holding NV, Class B, convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]	622,354	274
Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08, cost: $8,068,000)[1,3,4,5]	3,800	3,519
		25,224
Total equity securities (cost: $4,938,275,000)		6,308,644

14	Emerging Markets Growth Fund

Bonds & notes

Latin America 0.0%	Principal amount (000)		Value (000)
Brazil 0.0%
Marfrig Holdings (Europe) BV 8.375%, 5/9/18		$985	$1,052
Marfrig Overseas Ltd. 9.50%, 5/4/20		1,272	1,380
			2,432

Asia-Pacific 0.0%
China 0.0%
Fu Ji Food and Catering Services Holdings Ltd. 0.00% convertible, 10/18/207	CNY	93,400	—

Eastern Europe and Middle East 0.0%
Oman 0.0%
bank muscat (SAOG) 4.50% convertible, 3/20/16	OMR	212	60
bank muscat (SAOG) 4.50% convertible, 3/20/17		2,746	763
			823

Total bonds & notes (cost: $2,613,000)			3,255

Short-term securities

Corporate short-term notes 1.6%
Jupiter Securitization Co. LLC 0.08% due 7/1/14[2]	$17,035	17,035
Sumitomo Mitsui Banking Corp. 0.07% due 7/7/14[2]	45,100	45,099
USAA Capital Corp. 0.06% due 7/2/14	45,600	45,600

Discount notes 1.1%
Federal Home Loan Bank 0.09% due 12/10/14	29,850	29,842
Federal National Mortgage Association 0.08% due 12/3-12/10/14	39,070	39,060
Total short-term securities (cost: $176,629,000)		176,636

Total investment securities (cost: $5,117,517,000)		6,488,535
Other assets less liabilities (including forward currency contracts)		37,919

Net assets		$6,526,454

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $196,526,000, which represented 3.01% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $112,273,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $171,646,000, which represented 2.63% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Scheduled interest and/or principal payment was not received.

Key to abbreviations

Securities:

ADR	—	American Depositary Receipts
BDR	—	Brazilian Depositary Receipts
CDI	—	CREST Depository Interest
DVR	—	Differential Voting Rights
GDR	—	Global Depositary Receipts

Currency:

CNY	—	Chinese renminbi
OMR	—	Omani rial

See Notes to financial statements

Emerging Markets Growth Fund	15

Financial statements

Statement of assets and liabilities
at June 30, 2014	(dollars in thousands, except per-share data)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $5,008,661)	$6,319,624
Affiliated issuers (cost: $108,856)	168,911	$6,488,535
Cash		594
Cash denominated in non-U.S. currency (cost: $2,781)		2,787
Receivables for:
Sales of investments	38,252
Sales of fund’s shares	325
Dividends and interest	24,087
Non-U.S. taxes	2,112	64,776
		6,556,692
Liabilities:
Unrealized depreciation on open forward currency contracts		1,782
Payables for:
Purchases of investments	22,510
Investment advisory services	3,602
Directors’ compensation	1,822
Other accrued expenses	522	28,456
		30,238
Net assets at June 30, 2014:
Equivalent to $7.97 per share on 819,248,383 shares of $0.01 par value capital stock outstanding (authorized capital stock – 2,000,000,000 shares)		$6,526,454

Net assets consist of:
Capital paid in on shares of stock		$5,201,009
Undistributed net investment income		17,760
Accumulated net realized loss		(61,550)
Net unrealized appreciation		1,369,235
Net assets at June 30, 2014		$6,526,454

See Notes to financial statements

16	Emerging Markets Growth Fund

Statement of operations
for the year ended June 30, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $11,912; also includes $1,886 from affiliates)	$137,499
Interest (net of non-U.S. withholding tax of $1; also includes $6 from affiliates)	1,036	$138,535
Fees and expenses:
Investment advisory services	56,216
Custodian	2,779
Registration statement and prospectus	27
Auditing and legal	430
Reports to shareholders	24
Directors’ compensation	741
Other	2,009
Total fees and expenses		62,226
Net investment income		76,309

Net realized gain and unrealized appreciation on investments, forward currency contracts, currency and in-kind redemptions:
Net realized gain (loss) on:
Investments (includes non-U.S. taxes of $(135) and $694 gain from affiliates)	90,450
Forward currency contracts	(11,696)
Currency transactions	3,104
In-kind redemptions	15,939	97,797
Net unrealized appreciation (depreciation) on:
Investments	886,913
Forward currency contracts	(7,744)
Currency translations	224	879,393
Net realized gain and unrealized appreciation on investments, forward currency contracts, currency and in-kind redemptions		977,190
Net increase in net assets resulting from operations		$1,053,499

Statements of changes in net assets
(dollars in thousands)

	Year ended June 30
	2014	2013
Operations:
Net investment income	$76,309	$174,618
Net realized gain on investments, forward currency contracts, currency transactions and in-kind redemption	97,797	506,288
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	879,393	(77,784)
Net increase in net assets resulting from operations	1,053,499	603,122
Dividends and distributions paid to shareholders:
Dividends from net investment income	(114,887)	(296,454)
Distributions from net realized gain on investments	(344,660)	(48,486)
Total dividends and distributions paid to shareholders	(459,547)	(344,940)
Capital share transactions:
Proceeds from shares sold: 53,493,672 and 51,896,923 shares, respectively	412,002	412,844
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 58,008,358 and 40,262,470 shares, respectively	447,825	322,502
Cost of shares repurchased: 366,368,599 and 406,674,373 shares, respectively	(2,875,510)	(3,245,702)
Cost of shares repurchased in connection with in-kind redemption: 210,008,947 and 4,412,429 shares, respectively	(1,615,760)	(35,255)
Net decrease in net assets resulting from capital share transactions	(3,631,443)	(2,545,611)

Total decrease in net assets	(3,037,491)	(2,287,429)
Net assets:
Beginning of year	9,563,945	11,851,374
End of year (including undistributed net investment income: $17,760 and $2,422, respectively)	$6,526,454	$9,563,945

See Notes to financial statements

Emerging Markets Growth Fund	17

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares issued and redeemed — The fund intends to issue shares in exchange for cash and redeem shares in cash, however, the investment adviser, at its discretion, may accept securities in exchange of fund shares or pay a redemption in whole or in part by a distribution of the fund’s portfolio securities. An issuance or redemption of shares “in-kind” is based upon the closing value of the securities as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time on the last business day of each week and month except on any day on which the New York Stock Exchange is closed for trading.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

18	Emerging Markets Growth Fund

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant

Emerging Markets Growth Fund	19

unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2[1]	Level 3[1]	Total
Assets:
Equity securities:
Asia-Pacific	$4,184,072	$30,713	$—	$4,214,785
Latin America	766,753	—	61	766,814
Eastern Europe and Middle East	402,431	—	146,422	548,853
Other markets	742,002	—	36,190	778,192
Bonds & notes	—	3,255	—	3,255
Short-term securities	—	176,636	—	176,636
Total	$6,095,258	$210,604	$182,673	$6,488,535

	Other investments[2]
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(1,782)	$—	$(1,782)

[1]	Level 2 and Level 3 include investment securities with an aggregate value of $213,386,000, which represented 3.27% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors.
[2]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the year ended June 30, 2014 (dollars in thousands):

	Beginning value at 7/1/2013	Gross transfers into Level 3[3]	Purchases	Sales	Net realized gain/(loss)[4]	Net unrealized appreciation[4]	Gross transfers out of Level 3[3]	Ending value at 6/30/2014
Private equity funds	$173,358	$—	$4,093	$(29,606)	$17,437	$5,822	$—	$171,104
Other securities[5]	46,043	1,181	958	(26,013)	(92,979)	91,368	(8,989)	11,569
Total	$219,401	$1,181	$5,051	$(55,619)	$(75,542)	$97,190	$(8,989)	$182,673

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2014 (dollars in thousands):								$13,407

[3]	Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[4]	Net realized gain/(loss) and unrealized appreciation are included in the related amounts on investments in the statement of operations.
[5]	Represents less than 1% of portfolio securities as of June 30, 2014.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the reporting entity’s private equity funds are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair value measurements. There were no other adjustments to significant unobservable inputs as of June 30, 2014.

20	Emerging Markets Growth Fund

The following table lists the characteristics of the alternative investments held by the fund as of June 30, 2014 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$171,104	$11,041	≤1 to 4 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into over-the–counter (“OTC”) forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

Emerging Markets Growth Fund	21

On a daily basis, unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statements of changes in net assets.

As of June 30, 2014, the fund had open OTC forward currency contracts to sell currencies, as shown in the following table. The average notional amount of open OTC forward currency contracts was $222,344,000 over the prior 12-month period.

		Notional amount (000)		U.S. valuation (000)
	Counterparty	Non-U.S.	U.S.	Amount	Unrealized depreciation
Sales:
Brazilian real to U.S. dollar expiring 7/16/2014	Citibank N.A.	BRL86,558	$38,510	$39,009	$(499)
British pound to U.S. dollar expiring 7/21/2014	Bank of New York Mellon	GBP30,353	51,417	51,938	(521)
Euro to U.S. dollar expiring 7/21/2014	Bank of America	EUR29,796	40,346	40,803	(457)
Euro to U.S. dollar expiring 7/21/2014	Bank of America	EUR11,209	15,281	15,349	(68)
Mexican peso to U.S. dollar expiring 7/16/2014	Bank of New York Mellon	MXN443,708	33,969	34,163	(194)
Mexican peso to U.S. dollar expiring 7/16/2014	JPMorgan Chase	MXN109,526	8,390	8,433	(43)
Forward currency contracts — net					$(1,782)

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of June 30, 2014 (dollars in thousands):

			Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Liabilities
Forwards
	Bank of America	$(525)	$—	$—	$—	$(525)
	Bank of New York Mellon	(715)	—	—	—	(715)
	Citibank N.A.	(499)	—	—	—	(499)
	JPMorgan Chase	(43)	—	—	—	(43)
		$(1,782)	$—	$—	$—	$(1,782)

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

22	Emerging Markets Growth Fund

As of and during the year ended June 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. When the fund is taxed on either realized and/or unrealized capital gains, the fund will accrue for non-U.S. taxes as applicable. As of June 30, 2014, the fund did not accrue any liabilities for non-U.S. taxes on realized and unrealized gains.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; unrealized appreciation of certain investments in securities outside the U.S; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the year ended June 30, 2014, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $114,887,000 and $344,660,000, respectively. For the year ended June 30, 2013, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $296,454,000 and $48,486,000, respectively.

During the year ended June 30, 2014, the fund reclassified $61,635,000 from accumulated net realized gain to undistributed net investment income and $7,719,000 from undistributed net investment income and $17,851,000 from accumulated net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of June 30, 2014, the tax basis components of distributable earnings were as follows (dollars in thousands):

Undistributed ordinary income	$70,540
Undistributed long-term capital gain	3,217

As of June 30, 2014, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$1,772,470
Gross unrealized depreciation on investment securities	(519,027)
Net unrealized appreciation on investment securities	1,253,443
Cost of investment securities	5,235,092

7. Fees and transactions with related parties

Capital International, Inc. (the “Adviser”) is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, is affiliated with the Adviser. The Adviser and AFD are considered related parties to the fund.

Investment advisory services — The fund has an Investment Advisory and Service Agreement with the Adviser that provides for monthly management fees accrued weekly. The Adviser is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies,sm Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not

Emerging Markets Growth Fund	23

exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Distribution services — The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation — Directors who are unaffiliated with the Adviser may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation in the fund’s statement of operations includes $709,000 in current fees (either paid in cash or deferred) and a net increase of $32,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with the Adviser. No affiliated officers or directors received any compensation directly from the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,358,012,000 and $7,061,792,000, respectively, during the year ended June 30, 2014.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2014, the custodian fee of $2,779,000 was reduced by less than one thousand dollars.

9. Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the year ended June 30, 2014, is as follows (dollars in thousands):

Issuer	Beginning shares	Purchases/ Additions	Sales/ Reductions	Ending shares	Dividend and interest income	Value
Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*	11,783,118	—	—	11,783,118	$323	$37,136
Baring Vostok Private Equity Fund III*	23,126,061	386,900	—	23,512,961	284	41,966
Baring Vostok Capital Partners IV*	50,603,377	3,260,613	—	53,863,990	—	64,585
Capital International Private Equity Fund IV*	50,451,941	164,483	—	50,616,424	230	21,163
International Hospital	1,232,227	—	—	1,232,227	—	542
Pan-African Investment Partners II	3,800	—	—	3,800	—	3,519

Unaffiliated issuers†:
Daum Communications Corp.	803,173	—	571,973	231,200	755
StemLife	12,497,850	—	1,852,500	10,645,350	119
VA Tech Wabag	1,584,552	—	415,889	1,168,663	181
					$1,892	$168,911

*	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
†	Affiliated during the period but no longer affiliated at June 30, 2014.

10. Subsequent event

On July 31, 2014, the board of directors approved the conversion of the fund to an open-end, daily valued fund, as well as updates to or elimination of certain other investment policies of the fund. The proposals for the conversion and other changes to the investment policies are subject to shareholder approval at a meeting of shareholders currently scheduled for October 22, 2014.

24	Emerging Markets Growth Fund

Financial highlights

	Year ended June 30
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.45	$7.39	$9.93	$8.13	$6.72
Income (loss) from investment operations*:
Net investment income	.07	.12	.17	.16	.15
Net realized and unrealized gain (loss) on investments	.86	.19	(2.33)	1.81	1.39
Total income (loss) from investment operations	.93	.31	(2.16)	1.97	1.54

Less dividends and distributions:
Dividends from net investment income	(.10)	(.21)	(.12)	(.17)	(.13)
Distributions from net realized gains	(.31)	(.04)	(.26)	—	—
Total dividends and distributions	(.41)	(.25)	(.38)	(.17)	(.13)
Net asset value, end of year	$7.97	$7.45	$7.39	$9.93	$8.13
Total return	12.69%	3.95%	(21.69)%	24.29%	22.83%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$6,526	$9,564	$11,851	$16,827	$12,878
Ratio of expenses to average net assets	.73%	.73%	.68%	.68%	.71%
Ratio of net investment income to average net assets	.88%	1.55%	2.02%	1.65%	1.86%
Portfolio turnover rate	40.65%	40.99%	39.30%	40.66%	49.38%

*	The per-share data is based on average shares outstanding.

Emerging Markets Growth Fund	25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund, Inc. (the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

August 20, 2014

26	Emerging Markets Growth Fund

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2014 through June 30, 2014).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 1/1/2014	Ending account value 6/30/2014	Expenses paid during period*	Annualized expense ratio
Actual return	$1,000.00	$1,025.74	$3.62	.72%
Hypothetical 5% return before expenses	1,000.00	1,021.22	3.61	.72

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the six-month period).

Emerging Markets Growth Fund	27

Approval of renewal of Investment Advisory and Service Agreement

The fund’s board of directors has approved the renewal of the fund’s Investment Advisory and Service Agreement (the agreement) with Capital International, Inc. (the investment adviser) for an additional one-year term through June 20, 2015, following the recommendation of the fund’s Contracts Committee (the committee), which is composed of all of the fund’s independent directors. The information, material factors and the conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described here.

1. Information received

Materials reviewed

During the course of each year, the independent directors receive a wide variety of materials relating to the services provided by the investment adviser, including reports on the fund’s investment results, portfolio composition, sales, redemptions and shareholder services, reports from the fund’s Chief Compliance Officer, as well as other information relating to the nature, extent and quality of the services provided by the investment adviser to the fund. In addition, supplementary information requested and reviewed by the committee included extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and consolidated profitability information regarding parent companies of the investment adviser, descriptions of compliance monitoring services and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent legal counsel to the independent directors. The committee discussed the renewal of the agreement with representatives of the investment adviser and in a private session with independent counsel at which no investment adviser representatives were present. In deciding to recommend renewal, the committee did not identify any specific piece of information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2. Nature, extent and quality of services

Investment adviser, its personnel and its resources

The board and the committee considered the depth and quality of the investment adviser’s investment management process, including its global research capabilities and the experience, capability and integrity of its senior management and other personnel. The board and the committee considered the investment adviser’s commitment to research, noting that it continues to expend considerable effort to enhance its investment process and research coverage.

Other services

The board and the committee considered that the investment adviser has adopted policies, procedures and systems designed to comply with applicable laws and regulations and noted the investment adviser’s commitment to compliance; its efforts to keep the directors informed through regular reporting to the board; and its attention to matters that may involve conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by the investment adviser to the fund under the agreement and other agreements, including information technology, legal and fund accounting functions. The board and the committee concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the fund by the investment adviser under the agreement.

28	Emerging Markets Growth Fund

3. Investment results

The board and the committee reviewed the investment results of the fund as of December 31, 2013, and compared them to those of the fund’s benchmark, as well as to those of a selected group of funds with a similar investment mandate. The board and the committee reviewed the fund’s short-term and long-term investment results, both in absolute terms and relative to its benchmark and the selected funds. The board and the committee noted that the fund had outperformed its benchmark in the one-year period and in longer term periods, and had underperformed in the three- and five-year periods. The board and the committee also noted that the fund’s one-year and longer term performance has generally been in line with or exceeded the average one-year and longer term performance of the selected funds, while the fund’s three- and five-year performance generally lagged behind the performance of the selected funds in those periods. The board and the committee noted management’s assessment of the fund’s recent performance. The board and the committee concluded that although performance has lagged in certain prior periods, it has improved during the recent period and long-term performance has generally been satisfactory. The board and the committee concluded that they remain confident in the investment adviser’s ability to achieve superior long-term results over time.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the fees and expenses of comparable investment companies managed by the investment adviser and other comparable third-party funds, as well as emerging market equity investment management fees charged to separate accounts advised by the investment adviser and other managers. This information allowed the board and the committee to compare the fund’s advisory fees with advisory fees charged to both retail and institutional investors in emerging market equity mandates. The board and the committee also discussed information obtained from third-party sources regarding advisory fee rates for emerging market equity mandates. The board and the committee considered these materials, as well as their personal knowledge of advisory fee rates charged by other emerging market equity funds. The board and the committee concluded that the fees charged under the agreement are significantly lower than fees charged by other comparable retail mutual funds with emerging market equity mandates, and are reasonable when compared with the fees institutional investors are typically charged in emerging market equity mandates.

Emerging Markets Growth Fund	29

5. Investment adviser costs, level of profits and economies of scale

The board and the committee reviewed information regarding the investment adviser’s costs of providing services to the fund and its other institutional clients, and also reviewed the economics of the relationship between the investment adviser and the fund and any resulting level of profits to the investment adviser. The board and the committee considered the current and historic financial stability of the investment adviser’s parent company. The board and the committee also considered that pursuant to the fee schedule charged under the agreement, fees decline as the fund’s assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The board and the committee also noted that long-term economies of scale are reflected in the fund’s expense ratio, which has historically decreased as assets under management have grown, and vice versa. The board also considered the investment adviser’s reinvestment in its business over time and the investment adviser’s portfolio manager compensation practices. The board and the committee concluded that the investment adviser’s profitability from its relationship with the fund over the long term was reasonable, and that the fund’s fee and expense levels reflect economies of scale that benefit investors.

6. Ancillary benefits

The board and the committee considered the benefits received by the investment adviser and its affiliates from their relationship with the fund, and possible ancillary benefits received by the fund in connection with the activities of the investment adviser or its affiliates that are not directly related to the fund. The board and the committee also reviewed the investment adviser’s portfolio trading practices, noting that while the investment adviser receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, the investment adviser has represented to the Board that it has not committed to direct any specific dollar amounts of brokerage to these broker-dealers in exchange for such research, and does not give preference to broker-dealers that have sold shares of investment companies advised by it or its affiliates.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement should be continued for another one-year period.

30	Emerging Markets Growth Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2014:

Foreign taxes	$0.02 per share
Foreign source income	$0.22 per share
Qualified dividend income	$80,982,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed by February 15, 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

Emerging Markets Growth Fund	31

Board of directors and other officers

“Independent” directors1

Name, age and position with fund	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Paul N. Eckley, 59 Chairman of the Board (Independent and Non-Executive)	2005	Senior Vice President, Investments, State Farm Insurance Companies	1	None
Beverly L. Hamilton, 67	1991	Retired President, ARCO Investment Management Company	1	Oppenheimer Funds (director for 38 portfolios in the fund complex)
Raymond Kanner, 61	1997	Managing Director and Chief Investment Officer, IBM Retirement Funds	1	None
L. Erik Lundberg, 54 Vice Chairman of the Board (Independent and Non-Executive)	2005	Chief Investment Officer, University of Michigan	1	None
Helmut Mader, 72	1986	Managing Director, Mader Capital Resources GmbH	1	None
Aje K. Saigal, 58	2000	Chief Investment Officer and Chief Executive Officer, Nuvest Capital Pte Ltd; former Director of Economics & Investment Strategy, Government of Singapore Investment Corporation Pte Ltd	1	None
David H. Zellner, 59	2010	Chief Investment Officer, General Board of Pension and Health Benefits of The United Methodist Church	1	None

“Interested” directors5

Name, age and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Victor D. Kohn, 56 President and Chief Executive Officer	1996	President and Director, Capital International, Inc.; Senior Vice President — Capital International Investors, Capital Research and Management Company;[6] Director, The Capital Group Companies, Inc.;[6] Senior Vice President — Capital International Investors, Capital Bank and Trust Company[6]	1	None
Shaw B. Wagener, 55	1997	Chairman of the Board, Capital International, Inc.; Senior Vice President — Capital International Investors, Capital Research and Management Company;[6] Chairman of the Board, Capital Group International, Inc.;[6] Director, The Capital Group Companies, Inc.;[6] Director, Capital Group Private Markets, Inc.[6]	1	None

Chairman emeritus

Walter P. Stern, 85	Vice Chairman of the Board, Capital International, Inc.

32	Emerging Markets Growth Fund

Other officers

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund
Walter R. Burkley, 48 Vice President	2011	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company;[6] Director, Capital Research Company[6]
Michael A. Felix, 53 Vice President	1993	Senior Vice President, Treasurer and Director, Capital International, Inc.; Senior Vice President, Treasurer and Director, Capital Guardian Trust Company;[6] Senior Vice President and Treasurer, Capital Guardian (Canada), Inc.;[6] Senior Vice President and Head of Investment Operations – Investment Operations, Capital Research and Management Company[6]
Peter C. Kelly, 55 Vice President	1996	Senior Vice President, Senior Counsel, Secretary and Director, Capital International, Inc.; Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company;[6] Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company;[6] Secretary, Capital Group International, Inc.[6]
Abbe G. Shapiro, 54 Vice President	1997	Vice President – Investment Operations, Capital Research and Management Company[6]
F. Chapman Taylor, 55 Vice President	2011	Senior Vice President — Capital International Investors, Capital Research and Management Company[6]
Laurie D. Neat, 43 Secretary	2005	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Guardian Trust Company;[6] Assistant Vice President and Trust Officer, Capital Bank and Trust Company;[6] Assistant Vice President – Fund Business Management Group, Capital Research and Management Company[6]
Bryan K. Nielsen, 41 Treasurer	2006	Vice President, Capital International, Inc.; Vice President – Investment Operations, Capital Research and Management Company[6]
Dawn J. Duffy, 42 Assistant Treasurer	2011	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Bank and Trust Company;[6] Assistant Vice President – Investment Operations, Capital Research and Management Company[6]

The fund’s statement of additional information (SAI) includes further details about fund directors. The address for all directors and officers of the fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures, and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling (800) 421-4989.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling (800) 421-4989. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

[1]	The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital International, Inc. serves as investment adviser for the fund and does not act as investment adviser for other U.S. registered investment companies.
[4]	This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.
[5]	The term “interested” director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or its affiliated entities.
[6]	Company affiliated with Capital International, Inc.

Emerging Markets Growth Fund	33

Offices of the fund and of the investment adviser

Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

400 South Hope Street
Los Angeles, CA 90071-2801

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

JPMorgan Investor Services Co.
One Beacon Street
Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
1900 K Street, N. W.
Washington, D.C. 20006-2009

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

Lit. No. MFGEARX-015-0814P (NLS) Printed in USA TAG/AFD/6391-S42549
© 2014 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its principal executive officer and principal financial officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4989 or by writing to the Secretary of the Registrant, c/o Capital International, 333 South Hope Street, 55th Floor, Los Angeles, California 90071

ITEM 3 – Audit Committee Financial Expert

The Registrant’s Board has determined that each member of the Registrant’s Audit Committee, Helmut Mader, Aje K. Saigal and David H. Zellner, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase each designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fees billed by the Registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:

a)	Audit Fees:

2013 $130,900

2014 $134,700

b)	Audit- Related Fees:

2013 none

2014 none

c)	Tax Fees:

2013 $76,800

2014 $18,000

The tax fees for 2013 and 2014 consist of professional services relating to: preparing the fund’s federal and state income tax returns (2013: $12,700; 2014: $13,000); preparing the local tax return and routine tax compliance services in India (2013: $38,300; 2014: $5,000); other tax services in India (2013: $19,500; 2014: none); and other tax services in the U.S. (2013: $6,300; 2014: none).

d)	All Other Fees:

2013 none

2014 none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a)	Audit Fees:

Not applicable

b) Audit- Related Fees:

2013 none

2014 none

c) Tax Fees:

2013 none

2014 none

d) All Other Fees:

2013 none

2014 none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant, were $18,000 for fiscal year 2014 and $76,800 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the Annual Report to Shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 28, 2014

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer

Date: August 28, 2014